PARNASSUS FUNDS

PARNASSUS INCOME FUNDS

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

October 4, 2021

Supplement to the Summary Prospectuses, Dated May 1, 2021 (as previously supplemented)

AMG Transaction

At special shareholder meetings held on September 28, 2021, the shareholders of the Parnassus Funds and Parnassus Income Funds approved new investment advisory agreements with Parnassus Investments, LLC, and elected Benjamin E. Allen, Rajesh Atluru, Donald J. Boteler, Alecia A. DeCoudreaux, Eric P. Rakowski, Roy Swan, Jr., and Kay Yun as Trustees. The new investment advisory agreements are effective as of October 1, 2021, which is the date that Affiliated Managers Group, Inc. (“AMG”) consummated its purchase of a majority interest in Parnassus Investments, LLC (the “Transaction”), a wholly-owned subsidiary of Parnassus Investments, prior to the Transaction. As part of the Transaction, Parnassus Investments contributed substantially all of its assets and liabilities to Parnassus Investments, LLC. Accordingly, effective as of October 1, 2021, the Summary Prospectus is revised as follows:

The name of Parnassus Investments is changed to Parnassus Investments, LLC. All references to “Parnassus Investments” shall refer to Parnassus Investments, LLC.

Change in Independent Registered Public Accounting Firm

The reference to Deloitte & Touche LLP, 555 West 5th Street, Suite 2700, Los Angeles, California, 90013, is deleted and replaced by the following: “PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, California 94105.”

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